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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 25, 1998 appearing on page 16 of Synbiotics Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1997.


PRICEWATERHOUSECOOPERS LLP

San Diego, California
September 11, 1998